Exhibit 24







                            Elan Corporation, plc


            KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacitites, to sign any Registration Statement under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to any such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requi-site or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of June, 1996.




                                          Donald E. Panoz

                                                                    Exhibit 24







                            Elan Corporation, plc


            KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacitites, to sign any Registration Statement under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to any such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requi-site or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of June, 1996.




                                          Donal J. Geaney

                                                                    Exhibit 24







                            Elan Corporation, plc


            KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacitites, to sign any Registration Statement under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to any such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requi-site or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of June, 1996.




                                          Thomas G. Lynch

                                                                    Exhibit 24







                            Elan Corporation, plc


            KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacitites, to sign any Registration Statement under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to any such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requi-site or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of June, 1996.




                                          Kenneth W. McVey

                                                                    Exhibit 24







                            Elan Corporation, plc


            KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacitites, to sign any Registration Statement under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to any such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requi-site or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of June, 1996.




                                          William F. Daniel

                                                                    Exhibit 24







                            Elan Corporation, plc


            KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacitites, to sign any Registration Statement under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to any such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requi-site or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of June, 1996.




                                          Howard C. Ansel, Ph.D.

                                                                    Exhibit 24







                            Elan Corporation, plc


            KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacitites, to sign any Registration Statement under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to any such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requi-site or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of June, 1996.




                                          Garo Armen, Ph.D.

                                                                    Exhibit 24







                            Elan Corporation, plc


            KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacitites, to sign any Registration Statement under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to any such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requi-site or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of June, 1996.




                                          James Balog

                                                                    Exhibit 24







                            Elan Corporation, plc


            KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacitites, to sign any Registration Statement under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to any such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requi-site or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of June, 1996.




                                          David R. Bethune

                                                                    Exhibit 24







                            Elan Corporation, plc


            KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacitites, to sign any Registration Statement under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to any such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requi-site or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of June, 1996.




                                          Brendan Boushel

                                                                    Exhibit 24







                            Elan Corporation, plc


            KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacitites, to sign any Registration Statement under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to any such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requi-site or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of June, 1996.




                                          Charles Greyston

                                                                    Exhibit 24







                            Elan Corporation, plc


            KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacitites, to sign any Registration Statement under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to any such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requi-site or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of June, 1996.




                                          Kevin McIntyre, M.D.

                                                                    Exhibit 24







                            Elan Corporation, plc


            KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacitites, to sign any Registration Statement under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to any such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requi-site or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of June, 1996.




                                          Alan Gillespie

                                                                    Exhibit 24







                            Elan Corporation, plc


            KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacitites, to sign any Registration Statement under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to any such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requi-site or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of June, 1996.




                                          Richard Thornburgh

                                                                    Exhibit 24







                            Elan Corporation, plc


            KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacitites, to sign any Registration Statement under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to any such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requi-site or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of June, 1996.




                                          Laurence Crowley

                                                                    Exhibit 24







                         Elan Pharmaceutical Research


            KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacitites, to sign any Registration Statement under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to any such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requi-site or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of June, 1996.




                                          Thomas G. Lynch